Exhibit 99.2

Christopher M. Samis
302-651-7845
Samis@rlf.com
February 17, 2010
VIA EMAIL AND FIRST CLASS MAIL
Adam H. Friedman, Esq.
Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, NY 10022
Jeremy Ryan, Esq.
Potter Anderson & Corroon LLP
Hercules Plaza
1313 North Market Street
Wilmington, DE 19801
Re:	In re Vion Pharmaceuticals, Inc., Case No. 09-14429 (CSS) Letter Agreement Regarding Global Settlement With The Committee
Dear Adam and Jeremy:
          In connection with the proposed chapter 11 plan of liquidation (the “Plan”), the parties have agreed to execute this letter agreement (the “Letter Agreement”) globally resolving the various concerns of the Official Committee of Unsecured Creditors (the “Committee”) in the above-captioned chapter 11 case including concerns related to the Plan, the proposed wind-down budget prepared on January 27, 2010 and amended as of February 2, 2010, and the terms of the proposed Management Incentive/Performance Plan (the “MIP”). Accordingly, please sign below acknowledging your consent to the terms of this Letter Agreement as more fully set forth below.
Agreement
          By this Letter Agreement, the Debtor and the Committee agree as follows:
          1. The parties consent to and shall abide by the form of order approving the MIP annexed hereto as Exhibit A (the “MIP Order”) and the terms thereof are fully incorporated into this Letter Agreement.

February 17, 2010
Letter Agreement

          2. The Trust and the liquidating trustee (the “Liquidating Trustee”) shall be obligated to pay any amounts that come due under the Key Employee Retention Plan1 to the participants upon receipt of the appropriate, fully-executed release paperwork for each such participant.
          3. The Debtor will submit weekly cash reports to the Committee.
          4. The Debtor will, no later than February 24, 2010:
(i) submit a detailed listing of all expenses incurred from the petition date through the date of execution of this agreement, with a statement as to whether each expense item has been paid (and when payment was made) or whether each expense item remains unpaid (and when payment will be made); and
(ii) meet and confer with the Committee on the composition of the Wind-Down Expense Reserve (as such term is defined in the MIP Order).
          5. The Debtor will file the Plan and a related proposed disclosure statement (the “Disclosure Statement”) with the United States Bankruptcy Court for the District of Delaware (the “Court”) on or before February 11, 2010.
          6. Substantially contemporaneously with the filing of the Plan and Disclosure Statement, the Debtor and the Committee will jointly request that the Court schedule the hearing on the disclosure statement on or before March 1, 2010 and that the Court schedule the confirmation hearing for a date in late March or early April, but in no event later than April 6, 2010.
          7. One (1) employee of the Debtor will remain employed by the Debtor at a nominal rate of pay not to exceed One Dollar and shall be the Debtor’s sole employee (the “Sole Employee”) until the Debtor is dissolved, which dissolution shall not occur any sooner than the earlier of (a) twenty (20) months after the Effective Date or (b) a date upon which the Liquidating Trustee and the sole remaining employee mutually agree, so that certain of the Debtor’s former employees (the “COBRA Employees”) may continue to collect health benefits under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) to the extent available. The duration for which each COBRA Employee shall be entitled to maintain such health benefits shall be determined by reference to applicable law. The Debtor, on or before the Effective Date of the Plan, shall establish a reserve sufficient to fund all costs associated with continuing such health benefits in the amount of $10,000.00 The Liquidating Trust shall bear no expenses for the continuation of health benefits under any circumstances and to the extent the Liquidating Trustee

[1]	As such term is defined in the Debtor and Debtor in Possession’s Motion for Order Authorizing Payment of (I) Retention Pay to certain Employees and (II) Chapter 11 Plan/Sale-Related Performance Pay to Senior Management Pursuant to Section 105(a) and 363 of the Bankruptcy Code [Docket No. 30].

February 17, 2010
Letter Agreement

becomes required to pay any such expense, the Liquidating Trustee retains the right to terminate the COBRA program and the Sole Employee immediately prior.
          8. From the date of this Letter Agreement, the Debtor will only incur expenses reasonably related to the wind-down of the Debtor.
          9. The Committee agrees to support confirmation of the Plan that will include language regarding the releases of directors and officers in substantially the following form:
x. Exculpation
None of the Protected Parties shall have or incur any liability for, and each Protected Party is hereby released from, any claims, liens, encumbrances, obligations, damages, demands, debts, suits, Causes of Action, judgments, liabilities or rights whatsoever whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity, or otherwise, that are based in whole or in part upon any act, omission, transaction, agreement, event or occurrence taking place on or prior to the Effective Date to any other Protected Party, to any Holder of a Claim or an Interest in their capacity as such, in connection with, arising from or relating to the Chapter 11 Case, the formulation, negotiation and/or pursuit of confirmation of this Plan, the consummation of this Plan, the administration of this Plan and/or the property to be distributed under this Plan, except for claims, causes of action or liabilities arising from the gross negligence, willful misconduct or fraud of any Protected Party, in each case subject to determination of such by final order of a court of competent jurisdiction and provided that any Protected Party shall be entitled to reasonably rely upon the advice of counsel with respect to its duties and responsibilities (if any) under this Plan and such reasonable reliance shall form an absolute defense to any such claim, cause of action or liability. Without limiting the generality of the foregoing, each Protected Party shall be entitled to and granted the protections and benefits of Bankruptcy Code § 1125(e).
y. Release by Debtor
On the Effective Date, for good and valuable consideration, to the fullest extent permissible under applicable law, (a) the Debtor and any entity seeking to exercise the rights of the Debtor or their Estate, including, without limitation, any successor to the Debtor

February 17, 2010
Letter Agreement

including the Liquidating Trust and Trustee, shall completely, conclusively, absolutely, unconditionally, irrevocably, and forever release, waive and discharge the Protected Parties, and (b) the Debtor’s directors, officers shall completely, conclusively, absolutely, unconditionally, irrevocably, and forever release, waive and discharge the Debtor, from any and all Claims, liens, encumbrances, obligations, damages, demands, debts, suits, Causes of Action, judgments, liabilities or rights whatsoever (other than the rights of the Debtor or their successors to enforce this Plan and contracts, instruments, releases, indentures, agreements and other documents delivered hereunder), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity, or otherwise, that are based in whole or in part upon any act, omission, transaction, agreement, event or occurrence taking place on or prior to the Effective Date in any way relating to the Debtor, the Chapter 11 Case, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation or consummation of this Plan, the business or contractual arrangements between the Debtor and any Protected Party, or any other act or omission in connection with the Debtor’s bankruptcy, without further notice to or action by the Bankruptcy Court, or act or action under applicable law, regulation, order or rule or the vote, consent, authorization or approval of any entity, provided, however, that the foregoing shall not operate as a waiver or release of Claims or Causes of Action, if any, against any current employee of the Debtor arising out of the fraud, misappropriation, willful misconduct, gross negligence or criminal conduct of such employee; provided further, however, that the foregoing shall not limit the liability of the Debtor’s professionals to their client or the Debtor’s Estate contrary to the requirements of the law; provided further, however, that the foregoing shall not preclude, waive, expunge, or otherwise eliminate any director’s or officer’s filed or scheduled Claims against the Debtor. This release, waiver and discharge will be in addition to the discharge of Claims and termination of Interests provided herein and under the Bankruptcy Code. Notwithstanding anything to the contrary herein, nothing in the Plan or Confirmation Order shall release or waive any right of the Estate or the Liquidating Trustee to object to any filed or scheduled Claims of any Protected Party and nothing shall in this Plan shall be construed as or constitute a waiver of any defense to any claim or right to payment asserted by any party.

February 17, 2010
Letter Agreement

z. Release by Holders of Claims
On the Effective Date, for good and valuable consideration, to the fullest extent permissible under applicable law, each Holder of Claims against the Debtor and/or the Protected Parties that does not affirmatively indicate its unwillingness to consent to the releases contained in this paragraph by checking the appropriate box on its form of ballot shall be deemed to completely, conclusively, absolutely, unconditionally, irrevocably, and forever release, waive and discharge the Debtor and/or Protected Parties from any and all Claims, liens, encumbrances, obligations, damages, demands, debts, suits, Causes of Action, judgments, liabilities or rights whatsoever (other than the right to enforce the Debtor’s obligations under the Plan and the contracts, instruments, releases, indentures, agreements and other documents delivered hereunder), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise, based in whole or in part on any act, omission, transaction, agreement, event or occurrence taking place on or prior to the Effective Date in any way relating to the Debtor, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation or consummation of the Plan, or any other contract, instrument, release, agreement, settlement or document created, modified, amended terminated or entered into in connection with the Plan, the restructuring of any Claims against the Debtor, the property to be distributed under this Plan, or any other act or omission in connection with the Debtor’s bankruptcy, without further notice to or action by the Bankruptcy Court, or act or action under applicable law, regulation, order or rule or the vote, consent, authorization or approval of any entity; provided, however, that the foregoing shall not limit the liability of the Debtor’s professionals to their client or the Debtor’s Estate contrary to the law or operate as a waiver or release of any Claims or Causes of Action, if any, arising from gross negligence or willful misconduct.
          10. Subject to approval by the Court, Ted Gavin of NHB Financial Advisors, Inc., or some other person or entity of the Committee’s choosing in consultation with the Debtor, will be appointed as Liquidating Trustee.

February 17, 2010
Letter Agreement

          11. This agreement shall be binding on not only the Debtor and the Committee, but any successor in interest, including but not limited to, the Liquidating Trustee.
Very truly yours,
Christopher M. Samis
Counsel for the Debtor
Agreed to by:

Name:
Counsel for the Committee
cc:	John H. Knight, Esq. David Barrack, Esq. Merrill Kraines, Esq.

EXHIBIT A

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

X
:
In re:	:	Chapter 11
:
VION PHARMACEUTICALS, INC.,	:	Case No. 09-14429 (CSS)
:
Debtor.[1]	:	Re: Docket No. 30
:
X
ORDER GRANTING DEBTOR AND DEBTOR-IN-POSSESSION’S MOTION FOR
ORDER AUTHORIZING PAYMENT OF CHAPTER 11 PLAN/SALE-RELATED
PERFORMANCE PAY TO SENIOR MANAGEMENT PURSUANT TO
SECTIONS 105(a) AND 363 OF THE BANKRUPTCY CODE
     Upon the Debtor’s Motion (the “Motion”) for Order Authorizing Payment of (i) Retention Pay to Certain Employees (the “Key Employee Retention Plan”) and (ii) Chapter 11 Plan/Sale-Related Performance Pay to Senior Management (the “Management Performance Plan”) Pursuant to Sections 105(a) and 363 of the Bankruptcy Code; and the Court having been advised by counsel for the above-referenced Debtor that the Debtor and the Official Committee of Unsecured Creditors, by its counsel (the “Committee”), had entered into negotiations with the Debtor to resolve issues raised by the Committee with respect to the Management Incentive Plan and with respect to the filing of a plan and disclosure statement by the Debtor, and the Committee and the Debtor having reached an agreement for the implementation of the Management Performance Plan as set forth herein; and the Court finding that (i) it has jurisdiction over the matters raised in the Motion pursuant to 28 U.S.C. §§ 157 and 1334;2 (ii) this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); (iii) the relief requested in the

[1]	The Debtor in this case, along with the last four digits of the federal tax identification number for the Debtor, is Vion Pharmaceuticals, Inc. (1221). The Debtor’s corporate offices are located at 4 Science Park, New Haven, Connecticut 06511.

[2]	Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Motion.

Motion is in the best interests of the Debtor, its estate, and its creditors; (iv) adequate notice of the Motion and the hearing thereon has been given and no other or further notice is necessary; and (v) upon the record herein, after due deliberation thereon, good and sufficient cause exists for the granting of the relief as set forth herein, the Motion is hereby GRANTED, solely as provided herein; it is therefor:
     ORDERED, that the Management Performance Plan is approved as set forth herein and the Debtor is directed to fund and pay the Management Performance Plan payments as set forth herein; and it is further
     ORDERED, that the Debtor will deliver on the Effective Date to the Liquidating Trust to be established under the Debtor’s plan, all cash except for $411,000, if earned, which will serve as a base payment under the Management Incentive Plan (the “Base MIP Cash”) and any Additional MIP Cash (as defined below) in the possession of the estate which will consist of (i) all professional fees and expenses that have been incurred but have not been paid for the period from the Petition Date through March 31, 2010 (excluding any unpaid 20% holdbacks) (the "Professional Fee Reserve”); (ii) a $50,0003 reserve for administrative expenses due and payable during the wind-down of Debtor’s operations but not yet paid or that become due and payable after March 31, 2010 through the Effective Date (the “Wind-Down Expense Reserve”); and (iii) all other remaining cash (the “Remaining Cash” and, with the Professional Fee Reserve and the Wind-Down Expense Reserve, the “Trust Cash”)). For purposes of calculating the Remaining Cash and entitlement to the MIP Cash, the Debtors shall allocate the actual Committee fees and expenses paid plus or minus whatever amount is necessary to equal $360,000 to the Professional Fee Reserve; and it is further

[3]	This $50,000 amount only relates to valid, anticipated wind-down expenses. The Debtor makes no representation that this amount is inclusive of the entire universe of potential administrative expense claims and priority claims that may be filed or prosecuted.

     ORDERED, that the compensation under the Management Incentive Plan shall be calculated by the total amount of Remaining Cash. If the Remaining Cash equals $11,000,000, then the Officers shall be entitled to be paid on the Effective Date by the Debtor, and the Debtor is directed to make such payment on the Effective Date, the Base MIP Cash as may be adjusted pursuant to this Ordered paragraph. To the extent that the Remaining Cash is less than $11,000,000, the Base MIP Cash shall be reduced dollar for dollar for every dollar the Remaining Cash is less than $11,000,000. To the extent the Remaining Cash exceeds $11,000,000, then the Officers will share on a pro rata basis in $0.50 of every dollar by which the Remaining Cash exceeds $11,000,000, up to a maximum of $100,000 for a total MIP Cash of $511,000, (the “Additional MIP Cash” and together with the Base MIP Cash, the “MIP Cash”) shall be paid the Officers by the Debtor on the Effective Date; and it is further
     ORDERED, that the cash held by the Debtor for the 20% holdbacks for professional fees incurred through March 31, 2010, as well as fees and expenses incurred for April 2010 shall be the responsibility of the Liquidating Trust to satisfy pursuant to the Plan and shall not be not be included in any of the above calculations; and it is further
     ORDERED, the Debtor shall file and serve a certification of compliance with the terms hereof with the Court (with copies to the counsel for the Official Committee of Unsecured Creditors and the Office of the United States Trustee) which shall also contain a statement of the Debtor’s actual cash position, substantially in the form attached hereto as Exhibit 1, certified by all recipients of the MIP Cash, on the Effective Date prior to any disbursement of MIP Cash; and it is further

     ORDERED, that the Debtor is directed to distribute the MIP Cash to be allocated amongst the Officers as follows: 30.01% to Alan Kessman, 23.33% to Ann Cahill, 23.33% to Howard Johnson and 23.33% to Karen Schmedlin; and it is further
     ORDERED, that the provision of post-petition payments pursuant to the Management Performance Plan as authorized herein shall be administrative expenses of the estates pursuant to Bankruptcy Code section 503(b) and shall not be subject to any right of offset, set off or other similar claim by the Liquidating Trust or the bankruptcy estate; and it is further
     ORDERED, that the Management Performance Plan complies with section 503(c) of the Bankruptcy Code; and it is further
     ORDERED, that nothing herein shall prevents any Officer from filing, asserting and/or prosecuting any claim that he or she may possess against the Debtor and likewise, nothing shall prevent the Debtor or any successor in interest from objecting to any such claim; and it is further
     ORDERED, that the Debtor is directed to take any actions that are necessary or appropriate in the exercise of the Debtor’s business judgment to implement the Management Performance Plan; and it is further
     ORDERED, that this Order is effective immediately upon entry; and it is further
     ORDERED, that this Court shall retain jurisdiction over all matters arising from or related to the interpretation and implementation of this Order.
Dated: March ___, 2010
Wilmington, Delaware

THE HONORABLE CHRISTOPHER S. SONTCHI
UNITED STATES BANKRUPTCY JUDGE

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
VION PHARMACEUTICALS, INC.,	:	Case No. 09-14429 (CSS)
:
Debtor.[1]	:
:
x

CERTIFICATION OF COMPLIANCE REGARDING
MANAGEMENT INCENTIVE PLAN
     In connection with the Management Incentive Plan,2 I, ___, hereby certify that the following is true and correct to the best of my knowledge:
1. That with respect to the Remaining Cash, all invoices received by the Debtor prior to or on March 17, 2010 have been paid and that to the extent that any such payments have not cleared, the Remaining Cash will be adjusted to compensate for payments in float.
2. That known or reasonably foreseeable final wind-down expenses, estimated to be approximately $50,000,3 which were incurred prior to or on March 31, 2010, but for which invoices have not yet been received or that could not be paid due the Debtor closing its accounts, are as follows:
     [Insert expenses comprising Final Wind-Down Expenses]
3. The Debtor’s cash position as of the date hereof is $_________.

[1]	The Debtor in this case, along with the last four digits of the federal tax identification number for the Debtor, is Vion Pharmaceuticals, Inc. (1221). The Debtor’s corporate offices are located at 4 Science Park, New Haven, Connecticut 06511.

[2]	Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Order Granting Debtor and Debtor-in-Possession’s Motion for Order Authorizing Payment of Chapter 11 Plan/Sale-Related Performance Pay to Senior Management Pursuant to Sections 105(a) and 363 of the Bankruptcy Code [Docket No. ___].

[3]	This $50,000 amount only relates to valid, anticipated wind-down expenses. The Debtor makes no representation that this amount is inclusive of the entire universe of potential administrative expense claims and priority claims that may be filed or prosecuted.

4. The Remaining Cash as of the date hereof is $_________.

Dated ___________, 2010	By:
Title:

2